SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 9, 1998




                              DERMA SCIENCES, INC.
             (Exact name of registrant as specified in its charter)





       Pennsylvania                    1-31070                  23-2328753
(State or other jurisdiction         (Commission               (IRS employer
     of incorporation)               File Number)         identification number)







                         214 Carnegie Center, Suite 100
                               Princeton, NJ 08540
                                 (609) 514-4744
                    (Address including zip code and telephone
                     number, of principal executive offices)






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ITEM 5.  OTHER EVENTS

        Incorporated by reference is the press release issued February 13, 1998 concerning the Registrant's announcement of the appointment of Timothy J. Patrick to its Board of Directors on February 9, 1998, attached hereto as
Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Not applicable

         (b)  Not applicable

         (c)    Exhibits:

            Number   Description
            ------   -----------

             99      Press release issued February 13, 1998.



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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            DERMA SCIENCES, INC.



Date: February 19, 1998                     By:/s/  Richard S. Mink
                                               --------------------
                                               Richard S. Mink
                                               Chief Operating Officer